VOTING TRUST AGREEMENT
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           This VOTING TRUST  AGREEMENT,  dated as of February  22, 1997,  among
DANIEL BORISLOW ("Trustee"), AMERICA ONLINE, INC., a Delaware corporation ("AOL") and TEL-SAVE HOLDINGS, INC., a Delaware corporation ("Holdings"). Capitalized terms used herein without definition shall have the meanings set forth in the Marketing Agreement described in the first recital below.

                              W I T N E S S E T H:

           WHEREAS, AOL, Tel-Save, Inc., a Pennsylvania corporation ("TS") and Holdings have entered into a telecommunications marketing agreement (the "Marketing Agreement"), dated as of February 22, 1997, pursuant to which AOL has agreed to market telecommunications services to be provided by TS to customers of AOL's online services on the terms and subject to the conditions set forth therein;

           WHEREAS, pursuant to the terms of the Marketing Agreement, Holdings entered into two Warrant Agreements, each dated as of the date hereof (together with each Additional Warrant described below, the "Warrants" or individually, a "Warrant"), one giving AOL the right to acquire 5,000,000 shares of the common stock, par value $.01 per share, of Holdings (the "Holdings Common Stock") on the terms and subject to the conditions thereof, and the other giving AOL the right to acquire up to 7,000,000 shares of Holdings Common Stock on the terms and subject to the conditions thereof;

           WHEREAS, upon the terms and conditions of the Marketing Agreement, in connection with each of the first two Extension Periods elected by AOL, if any, Holdings shall deliver to AOL an Additional Warrant to purchase up to 1,000,000 shares of Holdings Common Stock;

           WHEREAS, pursuant to the terms and conditions of the Marketing Agreement, AOL, TS and Holdings have entered into a Warrantholder and Stockholders Agreement, dated as of the date hereof (the "Warrantholder and Stockholder Agreement"), pursuant to which AOL has been granted certain registration rights in connection with the Holdings Common Stock issuable


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to AOL pursuant to the exercise of the Warrants in accordance with its terms and has agreed to certain  restrictions  on the resale of the Holdings Common Stock;
and

           WHEREAS, AOL has agreed to give Trustee the right to vote all of the shares of Holdings Common Stock to be issued to it upon exercise of its Warrants, upon the terms and conditions set forth below.

           NOW, THEREFORE, in consideration of the terms and conditions herein contained, each of the parties, intending to be legally bound hereby, agree as follows:

           1. Creation of Voting Trust.  Upon exercise of any of the Warrants by
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AOL, AOL agrees,  subject to Section 3 below,  that the  certificates  for those shares of Holdings Common Stock issued upon such exercise will be registered in the name of AOL and AOL shall immediately transfer and deposit with Trustee, duly endorsed, or accompanied by duly executed stock powers in favor of Trustee pursuant to Section 6 below, all such certificates for the purpose of vesting in Trustee such rights and voting powers as are more fully set forth herein and subject to the terms and conditions set forth herein. All voting securities of Holdings received by AOL with respect to the Holdings Common Stock originally transferred to Trustee, including, but not limited to, stock dividends, stock splits, and other recapitalizations, shall likewise be held in trust with the Trustee. Such voting securities of Holdings received with respect, and in addition, to the Holdings Common Stock originally transferred to Trustee are hereafter referred to collectively as the "Trust Stock."

           (b) In exchange for such Trust Stock, Trustee shall issue to AOL (or any transferee of AOL provided AOL gives written notice to Trustee of the name and address of the transferee) voting trust certificates ("Trust Certificates"), in the form attached hereto as Appendix 1. All distributions received with respect to the Trust Stock that are not in the form of voting securities of Holdings, including, but not limited to, cash dividends, cash distributions and non-voting securities, shall be promptly transferred by Trustee to AOL or to the then holder of the Trust Certificates if AOL has advised Trustee in writing of any transfer of the


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Trust Certificates as provided above.  Trustee hereby accepts his appointment as voting trustee hereunder.

           2. Power and  Authority  of  Trustee.  Trustee  shall  possess and be
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entitled to exercise all of the voting  rights and voting  powers of an absolute owner of the Trust Stock including, but not limited to, the power to vote (i) for election or removal of directors, (ii) for amendments to Holdings' Articles of Incorporation or By-laws, and (iii) to merge, consolidate, liquidate or dissolve Holdings or sell all or substantially all of the assets of Holdings. Further, in connection with the election of a Company Designee(s) (as defined in the Warrantholder and Stockholders Agreement), Trustee shall vote such Trust Stock and any shares of Holdings Common Stock beneficially owned by Trustee in favor of such Company Designee(s).

           3. Term. The trust hereby created shall terminate upon the earlier to
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occur of (i) Trustee ceasing to serve as either the Chief  Executive  Officer or
Chairman of the Board (and as Chairman is involved in the business affairs of Holdings) of Holdings; (ii) the sale of all of the Trust Stock issued and issuable to AOL upon exercise of its Warrants in accordance with the terms and conditions hereof; and (iii) a "change of control" of Holdings. A "change of control" shall be deemed to have occurred upon the happening of any of the following events:

                    1. A person other than Mr. Borislow or Gary McCulla is elected by the Board of Directors to serve as the Holdings' principal executive officer;

                    2. During any period of twelve consecutive months, individuals who at the beginning of such period constituted the Board of Directors of Holdings (together with any new or replacement directors whose election by the Board of Directors or whose nomination for election by Holdings' stockholders was approved by a vote of at least 66-2/3% of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the directors then in office;


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                    3.  Within  any  period of twelve  consecutive  months,  any
"person" or "group" (each as defined in Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")), who or which was not an "Affiliate" (as defined in the Exchange Act) of Holdings at the beginning of such period, becomes the "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act) of more than 50% of the total voting power of all classes of voting stock of Holdings; or

                    4. Any merger, consolidation, sale of all or substantially all of the assets of Holdings or stock acquisition.

Upon termination of this Agreement (either pursuant to this Section 3 or Section
4), the Trustee shall deliver certificates for the Trust Stock then held by the Trustee to AOL or the then holders of the Trust Certificates.

           4. AOL's Right to Sell Trust Stock.  AOL shall have the right, at any
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time,  to withdraw  Trust Stock from the Voting  Trust  created  hereunder if it intends to immediately sell such stock, either privately or publicly; provided that such sale is made pursuant to the terms and conditions of the Warrantholder and Stockholders Agreement (including the provisions restricting the resale of such Trust Stock) and not in violation of the provisions of subparagraph (b) below. If AOL shall elect to exercise such right, the Voting Trustee shall use all reasonable efforts to withdraw the Trust Stock from the Voting Trust as soon as practicable to permit such sale; provided that if such sale is not effected, AOL shall promptly return any such stock to the Voting Trust and such stock shall, until such sale, continue to be Voting Stock.

           (b) For the term of this Agreement, AOL shall not be permitted to do, either directly or indirectly, any of the following:

               (i) knowingly sell any of the Trust Stock to any person or group (within the meaning of Section 13(d) of the Securities Exchange Act of 1934, as amended and related rules (the "Exchange Act") who has publicly indicated the desire or intention to acquire Holdings by merger, consolidation or other form of business


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           combination  or to  acquire  any or all or  substantially  all of the assets of Holdings;

               (ii) knowingly become a member of a group other than with any related person(s) for the purpose of acquiring, holding, disposing or voting of securities of Holdings (within the meaning of Section 13(d) of the Exchange Act and related rules);

unless, in the event of clause (i), Mr. Borislow shall have indicated his intention to sell to such group and, in the case of clause (ii), the Board of Directors of Holdings shall not have rejected the offer.

           (c) Upon the sale of such Trust Stock in accordance with the terms and conditions hereof, such stock shall cease to be Trust Stock.

           5.  Trustee's  Duties and  Immunities.  In voting the shares of Trust
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Stock or in doing any act with respect to the control or  management of Holdings or its affairs, either in person or by proxy, Trustee shall act in good faith. AOL hereby waives any conflict of interest that Trustee may personally have so long as Trustee has acted in good faith. Trustee shall not be liable for any error of judgment or mistake of law or other mistake, and shall not be
responsible   for  any  act  or  omission   with   respect  to  his  duties  and
responsibilities as voting trustee, or for any losses that may result therefrom, unless such losses can be proven by clear and convincing evidence to be the result of willful misconduct, gross negligence or bad faith.

           6. Endorsement.  The certificates for shares of Holdings Common Stock
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issued  to AOL and  transferred  and  assigned  to  Trustee  hereunder  shall be endorsed as follows:

               The shares represented by this certificate are subject to restrictions imposed by the federal Securities Act of 1933, as amended and applicable state securities laws. The shares may not be sold or transferred in the absence of registration or an exemption therefrom under such Securities Act of 1933 and such applicable state securities laws.


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


               In addition, all shares represented by this certificate are subject to a Warrantholder and Stockholder Agreement dated as of February 22, 1997, and a Voting Trust Agreement, dated as of the same date, both of which are at the office of Tel-Save Holdings, Inc., New Hope, Pennsylvania.

           7. Trustee's  Indemnity.  Trustee shall be entitled to be indemnified
              --------------------
fully against all costs, charges, expenses and other liabilities properly incurred by Trustee in the exercise of any power conferred upon him by these presents; and AOL hereby covenants with Trustee that in the event that AOL shall hold harmless and keep indemnified Trustee from all loss or damage that he may sustain or be put to by reason of anything he may lawfully do in the execution of this Agreement.

           8.  Appointment of Substitute  Trustee.  In the event that Trustee is
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unable for any reason to vote the Trust Stock,  but continues to hold the office of Chief Executive Officer or Chairman of the Board (and as Chairman is involved in the business affairs of Holdings) of Holdings, Trustee shall appoint a substitute Trustee (and give notice to AOL of such appointment), and any person so appointed shall thereupon be vested with all the duties, powers and authority of a Trustee hereunder as if originally named herein for the sole purpose of casting a particular vote at the direction of Trustee.

           9. Reports.  Trustee is hereby  authorized  and instructed to prepare
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and file any reports  with  respect to the Trust Stock as may be required  under state or federal securities laws. AOL will cooperate in any way as may be reasonably necessary for the preparation and filing of any such reports.

           10. General.  This Agreement  contains the entire  understanding  and
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agreement of the parties with respect to the subject matter contained herein. No amendment or supplement to this Agreement or waiver hereof shall be binding unless reduced to writing and signed by all of the parties hereto. Words shall be construed to be of such number and gender as the circumstances require. This Agreement shall inure to the benefit of and be legally binding upon the parties


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hereto  and the  heirs,  executors,  administrators,  successors,  assigns,  and transferees of them and each of them. This Agreement shall be construed and enforced in accordance with the laws of the State of Delaware applicable to contracts made and to be performed solely in the State of Delaware. This Agreement may be executed in one or more counterparts, each of which so executed shall be deemed to be an original and such counterparts shall, together, constitute and be one and the same document.





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           IN WITNESS  WHEREOF,  the parties hereto have executed this Agreement the day and year first above written.


TEL-SAVE HOLDINGS, INC.             AMERICA ONLINE, INC.



By:_________________________
By:_________________________
   Name: Daniel Borislow              Name: David M. Colburn
   Title: Chairman & CEO              Title: Senior Vice-President





By:_________________________          DANIEL BORISLOW,
                                      Voting Trustee




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                                                                      Appendix 1

                            VOTING TRUST CERTIFICATE


                             TEL-SAVE HOLDINGS, INC.
                    (A Corporation in the State of Delaware)


No.___________________                             _________ Common Shares


               VOTING TRUST CERTIFICATE FOR SHARES OF COMMON STOCK

           This is to certify that _______, (hereinafter call the "Holder") or its transferor has deposited under the Voting Trust Agreement hereinafter mentioned a certificate or certificates for ________ shares of Common Stock of Tel-Save Holdings, Inc. (hereinafter called the "Corporation"), a corporation of the State of Delaware, and until the termination of the said Voting Trust Agreement is entitled to receive payments equal to the amount of dividends, if any, received by the Trustee upon the shares of stock represented by this certificate, less any taxes imposed thereon that the Trustee may be required to pay thereon or to withhold therefrom under any present or future law affecting the matter and also less the expenses of the Trustee. The shares of stock deposited hereunder are shares of the only class of common stock of the Corporation issued and outstanding at the date of the aforesaid Voting Trust Agreement, and this certificate shall likewise represent any and all shares of stock of said class or of any other class or classes which, upon any increase or reclassification of the class of stock of the corporation, shares of which are at the time deposited under said Voting Trust Agreement, shall be issued in lieu of, or in respect of, the shares of stock so originally deposited, which stock shall have been received by the Trustee on account of his ownership as Trustee of the stock theretofore held by him under the said Voting Trust Agreement and represented by this certificate.

           Upon the termination of the Voting Trust Agreement, the holder, or registered assigns, shall be entitled to receive a certificate or certificates for the number of shares of stock of such class represented by this Voting Trust Certificate. Until the actual delivery to the holder hereof of the stock certificate or certificates represented or called for hereby, the Trustee shall possess, and shall be entitled to exercise, all rights and powers of absolute owners and holders of record of said stock deposited hereunder, including the right to vote for every purpose and to consent to or waive any corporate act of the corporation of any kind; it being expressly stipulated that no voting right, or right to give consents or waivers in respect of such stock, passes to the holder hereof or such holder's assigns by or under this certificate or by or under any agreement, express or implied.

           This certificate is issued under and pursuant to, and the rights of the holder hereof are subject to and limited by, the terms and conditions of a Voting Trust Agreement, dated the ___ day of February 1997, and the duplicate original of the Voting Trust Agreement has been filed in and will be found at the office of the Corporation, Wilmington, Delaware. At all times during business hours the Voting Trust Agreement is and will be open to inspection by any stockholder of the corporation or his or her attorney.

           Stock certificates shall be due for delivery and shall be delivered by the Trustee at said office of the Corporation, in exchange for Voting Trust Certificates, upon the termination of said Voting Trust Agreement, in accordance with its provisions or in accordance with law.

           In the event of the dissolution or total or partial liquidation of the Corporation the money and other property received by the Trustee in respect of the stock represented by this certificate shall be paid or delivered to the holder of record hereof, but only upon surrender of this certificate in case of dissolution or the presentation of this certificate for the notation thereon of the distribution in case of a partial liquidation.

           This certificate and the right, title and interest in and to the shares of stock in respect of which this certificate is issued, are transferable on the books of the Corporation by the registered holder hereof in person or by attorney duly authorized, according to the rules established for that purpose by the Corporation and on surrender hereof properly assigned; and until so transferred the Corporation may treat the registered holder hereof as the owner for all


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


purposes whatsoever except that no delivery of stock certificates hereunder shall be made without the surrender hereof.

           As a condition of making or permitting any transfer or delivery of stock certificates or Voting Trust Certificates, the Trustee may require the payment of a sum sufficient to pay or reimburse him for any stamp tax or other Governmental charge in connection therewith and for his expenses as Trustee.

           IN WITNESS WHEREOF, the Trustee has signed this certificate this ____ day of February, 1997.


                                                  ------------------------------
                                                  Daniel Borislow

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